UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K
_____________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

November 16, 2007
____________________________

MED-TECH SOLUTIONS, INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

000-51574	Suite 2200 - 1177 West Hastings Street Vancouver, British Columbia, Canada V6E 2K3	98-0442163
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(604) 688-7526
(Registrant’s telephone number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01  Entry into a Material Definitive Agreement.

On November 16, 2007, Med-Tech Solutions, Inc. (“Company”), The Four Rivers BioEnergy Company, Inc., a Kentucky corporation (“4Rivers”), and the shareholders of 4Rivers (“Shareholders”) agreed to extend the transaction completion date to November 30, 2007.

The Company and 4Rivers and the Shareholders have agreed to modify the acquisition agreement in a number of respects.  The amendments include the following: (i) reduction in the minimum size of the capital raise to be completed by the Company prior to the acquisition was reduced to minimum of $22,500,000 net of expenses, (ii) the Company will establish a class of preferred stock with the right to have two directors on the board of directors of the company for the shorter of the period of (a) two years, or (b) as long as investors introduced by International Capital Partners hold 20% or more of the outstanding common stock, (iii) the shareholdings of the Shareholders will be adjusted and there will be three additional Shareholders of 4Rivers, but the overall consideration being paid by the Company for all the outstanding shares of 4Rivers not held by the Company will remain the same, (iv) the Shareholders (which will include the three additional Shareholders) will agree to a lock-up of their shares for a period of two years commencing the consummation of the acquisition, with a subsequent dribble out agreement over a maximum of a further one year, (v) the Company will provide certain indemnification to the shareholders of 4Rivers relating to income tax liability in respect of certain shares issued to the Shareholders, and (vi) certain warranties of the Company and the Shareholders relating to operations of each company  prior to the closing will not survive the closing of the transaction.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial statements of business acquired.

Not applicable

(b)           Pro forma financial information.

Not applicable

(c)           Exhibits.

10.1	Agreement of Variation Dated June 14, 2007

10.2	First Amendment to Acquisition Agreement dated August 22, 2007

10.3	Second Amendment to Acquisition Agreement dated November 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MED-TECH SOLUTIONS, INC.
(Registrant)

Date: November 16 , 2007	By:	/s/ MARK A. MCLEARY
Mark A. McLeary,
Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Director